Exhibit 32.1

Certification Pursuant To

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the Quarterly Report of eCollege.com (the “Company”) on Form 10-Q for the period ended March  31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Oakleigh Thorne, Chief Executive Officer of the Company, and Reid Simpson, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ OAKLEIGH THORNE
Oakleigh Thorne
Chief Executive Officer
May 9, 2006

/s/ REID SIMPSON
Reid Simpson
Chief Financial Officer
May 9, 2006